                         VAN KAMPEN U.S. MORTGAGE FUND,
                  A SERIES OF VAN KAMPEN U.S. GOVERNMENT TRUST

                    SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED APRIL 30, 2004,
                 AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2004

     The Prospectus is hereby supplemented as follows:

     The Board of Trustees of the Fund has approved a reduction of the advisory fee rate schedule of the Fund. Under the new advisory fee rate schedule, the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS   PERCENT PER ANNUM
------------------------   -----------------

First $1 billion.........       0.470%
Next $500 million........       0.445%
Next $500 million........       0.420%
Next $500 million........       0.395%
Next $2.5 billion........       0.370%
Next $2.5 billion........       0.345%
Next $2.5 billion........       0.320%
Next $2.5 billion........       0.295%
Over $12.5 billion.......       0.270%

     The new advisory fee schedule is effective November 1, 2004.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  USGF SPT 11/04
                                                                     65083SPT-01